                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          2002 TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------
Notes:

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                     REGISTRATION                                  VALID SIGNATURE
------------------------------------------------------  -------------------------------------

Corporate Accounts

  (1) ABC Corp........................................  ABC Corp.
                                                         John Doe, Treasurer

  (2) ABC Corp........................................  John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer...............  John Doe

  (4) ABC Corp. Profit Sharing Plan...................  John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership.............................  Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership............  Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account...............................  Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/28/78.............  Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
      UGMA/UTMA.......................................  John B. Smith

  (2) Estate of John B. Smith.........................  John B. Smith, Jr.
                                                         Executor

                          2002 TARGET TERM TRUST INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                ---------------
                                PROXY STATEMENT
                                ---------------
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 27, 1997

    This statement is furnished to the shareholders of 2002 Target Term Trust Inc. ("Trust") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Trust to be held on March 27, 1997, or any adjournment or adjournments thereof. This proxy statement will first be mailed to shareholders on or about January 29, 1997.

    A majority of the shares outstanding on January 23, 1997, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if such a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposals 1 and 2, for which the required vote is a plurality and majority, respectively, of the votes cast.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the ten nominees for directors named herein and FOR the remaining proposals described in this proxy statement. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, such revocation must be received by the Trust prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

    As of the record date, January 23, 1997, the Trust had outstanding 7,802,867 shares of common stock. The solicitation of proxies, the cost of which will be borne by the Trust, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") or PaineWebber Incorporated ("PaineWebber"), who will not receive any compensation therefor from the Trust. Management does not know of any person who owns beneficially or of record 5% or more of the shares of the Trust. Each full share of the Trust outstanding is entitled to one vote and each fractional share of the Trust outstanding is entitled to a proportionate share of one vote.

    Mitchell Hutchins serves as the Trust's investment adviser and administrator. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. PaineWebber acts as a dealer and secondary market-maker in connection with over-the-counter secondary market sales of the Trust's common stock. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

    Goldman Sachs Funds Management, L.P. ("GSFM") (the "Sub-Adviser") serves as the Trust's investment sub-adviser. GSFM is a limited partnership indirectly controlled by Goldman Sachs Group, L.P. through Goldman Sachs Funds Management, Inc. The principal business address of each GSFM and Goldman Sachs Group, L.P. is One New York Plaza, New York 10004.

    The Trust's annual report containing financial statements for the fiscal year ended November 30, 1996 is being mailed concurrently with this proxy statement.

                       PROPOSAL 1. ELECTION OF DIRECTORS

    Proposals 1 relates to the election of directors of the Trust. Management proposes the election of the ten nominees named in the table below as directors of the Trust. Each nominee, including those who are not "interested persons" of the Trust as that term is defined by the Investment Company Act of 1940 ("1940 Act") ("Independent Directors"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted in favor of the election of the ten nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted in favor of such other nominee or nominees as management may recommend.

    Mr. Torell has served as a director of the Trust since its inception in 1992. Mr. Bewkes served as a director from the Trust's inception in 1992 until his resignation from the board on November 17, 1993; he was reappointed to the board on December 27, 1993. Messrs. Armstrong and Burt have served as directors of the Trust since March 16, 1995. Each of the other directors was first elected as directors of the Trust on April 11, 1996. Directors shall be elected by the vote of the holders of a majority of the shares of the Trust present in person or by proxy and entitled to vote thereon. If each of the ten nominees is elected, they will constitute the entire board of directors of the Trust. All directors and officers as a group (21 persons) beneficially owned 100 shares of the Trust, including shares shown in the table below, on December 31, 1996, representing less than 1% of shares outstanding of the Trust on that date.

                                                                                                  SHARES OWNED
                                                    PRESENT POSITION WITH THE                    BENEFICIALLY ON
                                                TRUST; BUSINESS EXPERIENCE DURING                 DECEMBER 31,
          NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS                   1996**
---------------------------------  -----------------------------------------------------------  -----------------
Margo N. Alexander; 49*            DIRECTOR AND PRESIDENT. Mrs. Alexander is president, chief          --
                                   executive officer and a director of Mitchell Hutchins
                                   (since January 1995) and an executive vice president and a director of PaineWebber. Mrs. Alexander is president and a director or trustee of 29 investment companies for which
                                   Mitchell Hutchins or PaineWebber serves as investment
                                   adviser.

                                                                                                  SHARES OWNED
                                                    PRESENT POSITION WITH THE                    BENEFICIALLY ON
                                                TRUST; BUSINESS EXPERIENCE DURING                 DECEMBER 31,
          NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS                   1996**
---------------------------------  -----------------------------------------------------------  -----------------
Richard Q. Armstrong; 61           DIRECTOR. Mr. Armstrong is chairman and principal of RQA            --
                                   Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong
                                   is also a director of Hi Lo Automotive, Inc. He was
                                   chairman of the board, chief executive officer and co-owner of Adirondack Beverages (producer and distributor of soft
                                   drinks and sparkling/still waters) (October 1993-March
                                   1995). Mr. Armstrong was a partner of The New England
                                   Consulting Group (management consulting firm) (December
                                   1992-September 1993). He was managing director of LVMH U.S.
                                   Corporation (U.S. subsidiary of the French luxury goods
                                   conglomerate, Luis Vuitton Moet Hennessey Corporation)
                                   (1987-1991) and chairman of its wine and spirits
                                   subsidiary, Schieffelin & Somerset Company (1987-1991). Mr.
                                   Armstrong is also a director or trustee of 28 investment
                                   companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.
E. Garrett Bewkes, Jr.; 70*        DIRECTOR AND CHAIRMAN OF THE BOARD OF DIRECTORS. Mr. Bewkes         --
                                   is a director of Paine Webber Group Inc. ("PW Group")
                                   (holding company of PaineWebber and Mitchell Hutchins) and a consultant to PW Group. Prior to 1988, he was chairman of the board, president and chief executive officer of
                                   American Bakeries Company. Mr. Bewkes is also a director of
                                   Interstate Bakeries Corporation and NaPro BioTherapeutics,
                                   Inc. Mr. Bewkes is a director or trustee of 29 investment
                                   companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.
Richard R. Burt; 49                DIRECTOR. Mr. Burt is chairman of International Equity              --
                                   Partners (international investments and consulting firm)
                                   (since March 1994) and a partner of McKinsey & Company
                                   (management consulting firm) (since 1991). He is also a
                                   director of American Publishing Company and
                                   Archer-Daniels-Midland Co. (agricultural commodities). He
                                   was the chief negotiator in the Strategic Arms Reduction
                                   Talks with the former Soviet Union (1989-1991) and the U.S.
                                   Ambassador to the Federal Republic of Germany (1985-1989).
                                   Mr. Burt is also a director or trustee of

                                                                                                  SHARES OWNED
                                                    PRESENT POSITION WITH THE                    BENEFICIALLY ON
                                                TRUST; BUSINESS EXPERIENCE DURING                 DECEMBER 31,
          NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS                   1996**
---------------------------------  -----------------------------------------------------------  -----------------
                                   28 investment companies for which Mitchell Hutchins or
                                   PaineWebber serves as investment adviser.
Mary C. Farrell; 47*               DIRECTOR. Ms. Farrell is a managing director, senior
                                   investment strategist and member of the Investment Policy
                                   Committee of PaineWebber. Ms. Farrell joined PaineWebber in
                                   1982. She is a member of the Financial Women's Association and Women's Economic Roundtable and is employed as a
                                   regular panelist on WALL $TREET WEEK with Louis Rukeyser.
                                   She also serves on the Board of Overseers of New York
                                   University's Stern School of Business. Ms. Farrell is a
                                   director or trustee of 28 investment companies for which
                                   Mitchell Hutchins or PaineWebber serves as investment
                                   adviser.
Meyer Feldberg; 54                 DIRECTOR. Mr. Feldberg is Dean and Professor of Management          --
                                   of the Graduate School of Business, Columbia University.
                                   Prior to 1989, he was president of the Illinois Institute
                                   of Technology. Dean Feldberg is also a director of KIII
                                   Communications Corporation, Federated Department Stores,
                                   Inc. and New World Communications Group Incorporated. Mr.
                                   Feldberg is a director or trustee of 28 investment
                                   companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.
George W. Gowen; 68                DIRECTOR. Mr. Gowen is a partner in the law firm of                 --
                                   Dunnington, Bartholow & Miller. Prior to May 1994, he was a
                                   partner in the law firm of Fryer, Ross & Gowen. Mr. Gowen
                                   is a director of Columbia Real Estate Investments, Inc. Mr.
                                   Gowen is a director or trustee of 28 investment companies
                                   for which Mitchell Hutchins or PaineWebber serves as
                                   investment adviser.
Frederic V. Malek; 60              DIRECTOR. Mr. Malek is chairman of Thayer Capital Partners          --
                                   (investment bank) and a co-chairman and director of CB
                                   Commercial Group Inc. (real estate). From January 1992 to
                                   November 1992, he was campaign manager of Bush-Quayle '92.
                                   From 1990 to 1992, he was vice chairman and, from 1989 to
                                   1990, he was president of Northwest Airlines Inc., NWA Inc.
                                   (holding company of Northwest Airlines Inc.) and Wings
                                   Holding Inc. (holding company of NWA Inc.). Prior to 1989, he was employed by the Marriott Corporation (hotels,
                                   restaurants, airline catering and

                                                                                                  SHARES OWNED
                                                    PRESENT POSITION WITH THE                    BENEFICIALLY ON
                                                TRUST; BUSINESS EXPERIENCE DURING                 DECEMBER 31,
          NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS                   1996**
---------------------------------  -----------------------------------------------------------  -----------------
                                   contract feeding), where he most recently was an executive vice president and president of Marriott Hotels and
                                   Resorts. Mr. Malek is also a director of American
                                   Management Systems, Inc. (management consulting and
                                   computer related services), Automatic Data Processing,
                                   Inc., CB Commercial Group, Inc. (real estate services),
                                   Choice Hotels International (hotel and hotel franchising),
                                   FPL Group, Inc. (electric services), Integra, Inc.
                                   (biomedical), Manor Care, Inc. (health care) and National
                                   Education Corporation and Northwest Airlines Inc. Mr. Malek
                                   is a director or trustee of 28 investment companies for
                                   which Mitchell Hutchins or PaineWebber serves as investment adviser.
Carl W. Schafer; 61                DIRECTOR. Mr. Schafer is president of the Atlantic                  --
                                   Foundation (charitable foundation supporting mainly
                                   oceanographic exploration and research). He also is a
                                   director of Roadway Express, Inc. (trucking), The Guardian
                                   Group of Mutual Funds, Evans Systems, Inc. (a motor fuels, convenience store and diversified company), Hidden Lake
                                   Gold Mines Ltd., Electronic Clearing House, Inc.,
                                   (financial transactions processing), Wainoco Oil
                                   Corporation and Nutraceutix, Inc. (bio-technology). Prior
                                   to January 1993, he was chairman of the Investment Advisory
                                   Committee of the Howard Hughes Medical Institute. Mr.
                                   Schafer is a director or trustee of 28 investment companies for which Mitchell Hutchins or PaineWebber serves as an
                                   investment adviser.
John R. Torell III; 57             DIRECTOR. Mr. Torell is chairman of Torell Management, Inc.         100
                                   (financial advisory firm) (since 1989), chairman of
                                   Telesphere Corporation (electronic provider of financial
                                   information) and a managing director of Zikha & Company
                                   (merchant bank and investment company). He is the former
                                   chairman and executive officer of Fortune Bancorp
                                   (1990-1994). He is the former chairman, president and chief executive officer of CalFed, Inc. (savings association)
                                   (1988 to 1989) and former president of Manufacturers
                                   Hanover Corp. (bank) (prior to 1988). Mr. Torell is a
                                   director or trustee of 28 investment companies for which
                                   Mitchell Hutchins or PaineWebber serves as investment
                                   adviser.

------------

 * Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the Trust as defined by the 1940 Act by virtue of their positions with Mitchell Hutchins and/or PW Group.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of shares owned.

    The board of directors of the Trust met six times during the fiscal year ended November 30, 1996. Each director attended 75% or more of the board meetings during the last fiscal year. The Audit and Contract Review Committee ("ACR Committee") of the board currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek, Schafer and Torell. The ACR Committee has established a sub-committee that periodically reviews the contractual and audit arrangements for the Trust and reports back to the full ACR Committee. Messrs. Burt, Feldberg, Gowen and Schafer are members of this sub-committee. Each member of the Trust's ACR Committee is also a member of a similar committee established by the board of each of the other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser and also may be a member of a sub-committee established by another trust's audit and contract review committee. The duties of the ACR Committee are (a) to review the financial and accounting policies of the Trust, including internal accounting control procedures, and to review reports prepared by the Trust's independent auditors, including reports on the Trust's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The ACR Committee and the related sub-committee met once during the Trust's fiscal year ended November 30, 1996. Each member of the ACR Committee and sub-committee attended 75% or more of the committee hearings.

    The board does not have a standing nominating or compensation committee. The Trust pays the Independent Directors of the Trust $1,000 annually and $150 for each board meeting and for each separate meeting of a board committee. Messrs. Feldberg and Torell serve as chairmen of the sub-committees of individual funds within the PaineWebber fund complex and receive additional annual compensation aggregating $15,000 each from the relevant funds. Directors of the Trust who are "interested persons" as defined by the 1940 Act receive no compensation from the Trust. Directors are reimbursed for any expenses incurred in attending meetings. Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The table below includes certain information relating to the compensation of the Trust's directors.

                                                                                                         TOTAL
                                                                                                     COMPENSATION
                                                                                        AGGREGATE      FROM THE
                                                                                      COMPENSATION   TRUST AND THE
                                      NAME OF                                             FROM           FUND
                                  PERSON, POSITION                                     THE TRUST*      COMPLEX**
------------------------------------------------------------------------------------  -------------  -------------
Richard Q. Armstrong, Director......................................................    $   3,006      $  59,873
Richard R. Burt, Director...........................................................    $   2,606      $  51,173
Meyer Feldberg, Director***.........................................................    $     839      $  96,181
George W. Gowen, Director***........................................................    $     839      $  92,431
Frederic V. Malek, Director***......................................................    $     839      $  92,431
Carl W. Schafer, Director***........................................................    $     839      $  62,307
John R. Torell III, Director........................................................    $   3,006      $  60,123

------------

    Only independent members of the board are compensated by the Trust and identified above; directors who are "interested persons," as defined by the 1940 Act, do not receive compensation.

 * Represents fees paid to each director during the fiscal year ended November 30, 1996.

** Represents total compensation paid to each director by 28 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser during the twelve months ended December 31, 1996; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

*** Elected as a director at a shareholder meeting held on April 11, 1996.

               PROPOSAL 2. RATIFICATION OF SELECTION OF AUDITORS

    The Trust's financial statements for the fiscal year ended November 30, 1996 were audited by Ernst & Young LLP, independent auditors. In addition, Ernst & Young LLP prepares the Trust's federal and state annual income tax returns.

    The board of directors of the Trust has selected Ernst & Young LLP as the independent auditors for the Trust for the fiscal year ending November 30, 1997, subject to ratification by shareholders of the Trust at the annual meeting. Ernst & Young LLP has been the Trust's independent auditors since its inception in December 1992. The ratification of Ernst & Young LLP as independent auditors is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote for such ratification unless contrary instructions are given. Ernst & Young LLP has informed the Trust that it has no material direct or indirect financial interest in the Trust. The affirmative vote of the holders of a majority of the shares of the Trust cast at the annual meeting is required for ratification, provided a quorum is present.

    Representatives of Ernst & Young LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                               EXECUTIVE OFFICERS

    Officers of the Trust are appointed by the directors and serve at the pleasure of the board. None of the Trust's officers currently receives any compensation from the Trust. The executive officers of the Trust, in addition to Mrs. Alexander (about whom information is given previously), are:

        T. KIRKHAM BARNEBY, age 50, vice president of the Trust (appointed September 1995). Mr. Barneby is a managing director and chief investment officer--quantitative investment of Mitchell Hutchins. Prior to September 1994, he was a senior vice president at Vantage Global Management. Prior to June 1993, he was a senior vice president at Mitchell Hutchins. Mr. Barneby is a vice president of five investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        TERESA M. BOYLE, age 38, vice president of the Trust (appointed December
    1993). Ms. Boyle is a first vice president of Mitchell Hutchins. Prior to November 1993, she was compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, Ms. Boyle was a vice president and manager--legal administration of Mitchell Hutchins. Ms. Boyle is also a vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        C. WILLIAM MAHER, age 35, vice president and assistant treasurer of the Trust (appointed June 1995). Mr. Maher is a first vice president and senior manager of the mutual fund finance division of Mitchell Hutchins. Mr. Maher is also a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        ANN E. MORAN, age 39, vice president and assistant treasurer of the Trust (appointed June 1993). Ms. Moran is a vice president of Mitchell Hutchins. Ms. Moran is also a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        DIANNE E. O'DONNELL, age 44, vice president and secretary of the Trust (appointed November 1992). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is also a vice president and secretary of 28 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        EMIL POLITO, age 36, vice president of the Trust (appointed September
    1996). Mr. Polito is a senior vice president and director of operations and control for Mitchell Hutchins. From March 1991 to September 1993 he was director of the Mutual Funds Sales Support and Service Center for Mitchell Hutchins and PaineWebber. Mr. Polito is also vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        VICTORIA E. SCHONFELD, age 46, vice president of the Trust (appointed May 1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. Prior to May 1994, she was a partner in the law firm of Arnold & Porter. Ms. Schonfeld is also a vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        PAUL H. SCHUBERT, age 34, vice president and assistant treasurer of the Trust (appointed September 1994). Mr. Schubert is a first vice president and a senior manager of the mutual fund finance division of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president at BlackRock Financial Management, Inc. Prior to August 1992, he was an audit manager with Ernst & Young LLP. Mr. Schubert is also a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        JULIAN F. SLUYTERS, age 36, vice president and treasurer of the Trust (appointed November 1992). Mr. Sluyters is a senior vice president and director of the mutual fund finance division of Mitchell Hutchins. Mr. Sluyters is also a vice president and treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        GREGORY K. TODD, age 40, vice president and assistant secretary of the Trust (appointed June 1993). Mr. Todd is a first vice president and senior associate general counsel of Mitchell Hutchins. Prior to 1993, he was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Mr. Todd is also a vice president and assistant secretary of nine investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        KEITH A. WELLER, age 35, vice president and assistant secretary of the Trust (appointed September 1995). Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. Prior to May 1995, he was an attorney in private practice. Mr. Weller is also a vice president and assistant secretary of 28 investment companies for which Mitchell Hutchins or PaineWebber serves as an investment adviser.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed for Mr. Polito. This delayed report did not involve any transactions in the Trust's common stock but related to his election as an officer. Also, a report under that section of that Act was not timely filed for Mr. Torell. This delayed report involved a purchase of the Trust's common stock. The Trust is not aware of any outstanding report required to be filed by any board member.

                             SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit proposals to be considered at the Trust's 1998 annual meeting of shareholders should send such proposals to the Trust at 1285 Avenue of the Americas, New York, New York 10019, so as to be received by the Trust no later than September 30, 1997. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    The management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          SECRETARY

January 29, 1997

        It is important that you execute and return your proxy promptly.

-------------------------------

2002 TARGET
TERM
TRUST INC.

------------------------

                                                 -------------------------------
                                                                     2002 TARGET
                                                                            TERM
                                                                      TRUST INC.

                                                 -------------------------------
PROXY STATEMENT

                                                       -------------------------

                                               NOTICE OF
                                               ANNUAL MEETING
                                               TO BE HELD ON
                                               MARCH 27, 1997
                                               AND
                                               PROXY STATEMENT

                                                             -------------------
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                                                    2002 TARGET TERM TRUST INC.
                                           ANNUAL MEETING OF SHAREHOLDERS - MARCH 27, 1997                                     PROXY

The undersigned hereby appoints as proxies GREGORY K. TODD and JENNIFER FARRELL and each of them (with power of substitution) to vote for the undersigned all shares of stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals. THIS PROXY IS SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS OF 2002 TARGET TERM TRUST INC. ("TRUST").

                                                       YOUR VOTE IS IMPORTANT

     Please date and sign this proxy on the reverse side and return it in the enclosed postage paid envelope to:
     PFPC Inc, P.O. Box 9426, Wilmington, DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies by mail.

                    PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.
                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

                                                                                                              FOR
                                                                                                    FOR  OR   ALL   OR  WITH
1.   ELECTION OF DIRECTORS                                                                          ALL      EXCEPT     HOLD
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE
                    THROUGH THE NOMINEE'S NAME IN THE LIST BELOW AND MARK CENTER BOX TO RIGHT.)     / /       / /        / /
     Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt,
     Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer,
     John R. Torell III

2.   Ratification of the selection of Ernst & Young LLP as the Trust's independent auditors         FOR     AGAINST    ABSTAIN
     for the fiscal year ending November 30, 1997.                                                  / /       / /        / /

                                             Continued and to be signed on reverse side
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          This proxy will not be voted unless it is dated and signed exactly as instructed below.

                                                  If shares are held jointly, each Shareholder
                                                  named should sign. If only one signs, his or her
                                                  signature will be binding. If the Shareholder is a
                                                  corporation, the President or Vice President
                                                  should sign in his or her own name, indicating
                                                  title. If the Shareholder is a partnership, a
                                                  partner should sign in his or her own name,
                                                  indicating that he or she is a "Partner".

                                                                 Sign exactly as name appears hereon.

                                                                                               (L.S.)
                                                  ---------------------------------------------
                                                                                               (L.S.)
                                                  ---------------------------------------------
                                                  Date                                       , 19
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